Exhibit 99.1

8-K Robert L.G. Watson will be presenting to multiple money managers in New York & Connecticut, November 1-3, 2005

Slide 1: Abraxas Petroleum Corporation
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.
Picture: Collage of oil field pictures & outline of the U.S.

Slide 2: Re-Emerging Growth Story
Abraxas Petroleum Corporation
     o   AMEX: ABP
     o   Basic shares outstanding - 42.0 million
     o   Average trading volume (3 mos.) - 1 million shares per day
     o   Share price appreciation (2005 to date) - 200%
     o   Operations in Texas and Wyoming

 Natural gas
     o   Approximately 80%
Quality assets
     o   High ownership interests
     o   Operations
     o   High producing rates per well
     o   Large acreage positions
     o   Substantial upside

Slide 3: Reduced Debt...
YE 2002 - 2004 PF           % Change
 Debt (mm)                    - 58%
 Proved Reserves (Bcfe)       - 44%
Bar chart of debt and reserves from 2002 - 2004
PF2004 includes Grey Wolf Exploration Inc. IPO
     o   $3.10 per proved Mcfe

Slide 4: Increased Equity...
Current Debt / Total Enterprise Value < 30%
Area chart of total enterprise value and market cap from Dec 95 to current with significant corporate events notated

Slide 5: Goals 2005...2006...
Operations
Focus: Drill Bit Growth and Emerging Oil & Gas Resource Plays
     o   Texas and Wyoming
     o   $32 mm budget (2005)
         Pie chart of 2005 budget by area
     o   2006 budget = cash flow
Shareholders
Continue to Maximize Value

Slide 6: Focus...Focus...Focus...
Reserve Distribution of 93.7 Bcfe at 12/31/04
Map of the United States highlighting Wyoming and Texas
Wyoming            0.8 Bcfe          1%
West Texas        65.1 Bcfe         69%
South Texas       27.8 Bcfe         30%

Slide 7: U.S. Production...
Daily production positively impacted by increased capital spending
Bar chart ofU.S. production & capital expenditures by quarter from Q1 04 to current

Slide 8: West Texas...
Map of Texas highlighting West Texas
Working interest average of 74% in 166 wells
Focus - deep conventional gas, resource gas plays and shallow oil plays Over 365 potential drilling locations (33 PUD)
2005 activity - 6 wells & Hudgins Ranch acquisition (Oates SW)

     current: 2 wells

         o  1 completing

         o  1 re-entering

     completed: 4 wells

         o  1 awaiting uphole completion  |
         o  1 dry hole                    |       Clearfork slope oil re-entries
         o  1 marginal oil well           |

         o  1 gross IP of 5.2 MMcfepd

Slide 9: Delaware Basin...
Regional Map of Delaware Basin with certain fields highlighted
ROC and Block 16

     o   successful  horizontal  Montoya  program  with EOG
 Wanted to  replicate(100% WI)
     o   Oates SW Field area

Slide 10:         Devonian Play...
Map of acreage in Oates SW Field Area marked with 3-D seismic and abandoned and currently producing Devonian producers
Abandoned Devonian producers
Oil & Gas Lease
40 sq. miles of proprietary 3-D
Devonian horizontal wells

Slide 11: What We Encountered...
....while drilling to the Devonian
Cartoon depiction of stacked reservoirs
9,000' Wolfcamp
11,000' Atoka
13,000' Woodford
14,000' Devonian

Slide 12:         Growing Interest...
Map of acreage in Oates SW Field Area marked with 3-D seismic and abandoned and currently producing Devonian producers
EOG, 40 miles NW, Woodford test
Reliant, 1 mile W, Woodford test (staked w/o rig)
EnCana, 2 miles W, Woodford test (rig on location)
Petro-Hunt, 6 miles SE, 17,000' Woodford test

Slide 13:         Resource Gas Play...
Map of acreage in Oates SW Field Area marked with 3-D seismic, producing and potential well locations
Surface / Mineral / Executive Rights (12,000 acres)
Initial Wolfcamp re-entry
Initial Woodford re-entry
Remaining re-entry candidates
Inventory on 160-acre spacing (40-acre downspacing potential)
Potential Gas in Place = 2 Tcfe

Slide 14: South Texas...
Map of Texas highlighting South Texas
Working interest average of 93% in 45 wells
Focus - deep horizontal Edwards gas
13 identified drilling locations (10 PUD)
2005 activity - 3 wells (combined gross IP of 8.5 MMcfepd)
      Multiple low-risk re-completion projects

Slide 15:         Wyoming Oil Resource Play...
Cartoon depiction of multiple targets
(Teapot 5,100', Niobrara 7,500', Turner 7,900', Mowry 8,600', Muddy 8,900')
Southern Powder River Basin
100% working interest in 6 wells
51,000 net acres,long-term leases
23 sq. miles of proprietary 3-D
Focus - deep basin oil resource play
Over 14 identified drilling locations on 3-D
2005 activity - 4 wells (all in completion phase)

Slide 16: Maximize Shareholder Value...
Continue to improve balance sheet
     o   current debt to total enterprise value < 30%
Maintain financial flexibility and liquidity
Prioritize large opportunity set
     o   over 390 potential drilling locations (43 PUD)

Slide 17:         U.S. Net Asset Value...
                                         MM
Proved Reserves (1)                $        251.9
Incremental Reserves (2)                    325.3
Acreage, Land & Other (3)                     5.7
Working Capital (4,5)                        (3.8)
Debt (5)                                   (128.6)
                                    -----------------
Net Asset Value                    $        450.5
Shares Outstanding                           42.0
NAV/Share                          $        10.73

Notes:

   (1) 93.7 Bcfe (12/31/04) at NYMEX strip on 09/28/2005
   (2) 326 Bcfe of unrisked projects on existing acreage
   (3) 12,300 surface (owned) acres at $100 / acre, 59,813 net undeveloped (leased) acres at $50 / acre and 300,000 shares of GWE at CDN $6.00 (US $5.00) per share
   (4) Includes accrued interest through July, 2005
   (5) 06/30/05 pro forma $12mm equity offering

Slide 18:         2005 U.S. Guidance...
Production
         Full Year (Bcfe)                            6.5 - 7.5
         Exit Rate (MMcfe/d)                          19 - 21
Price Differentials from NYMEX
         Gas ($/Mcf)                                 0.55
         Oil ($/Bbl)                                 0.75
Production Taxes (% of revenue)                      10%
Direct Lease Operating Expenses ($/Mcfe)             1.10
G&A ($/Mcfe)                                         0.75
Interest ($/Mcfe)                                    2.00
D/D/A ($/Mcfe)                                       1.25
Capital Expenditures($MM)                            32.0
Hedge position: 9,500 - 10,000 Mcf/d through May 2006 with $5.00-$8.00 floor

Slide 19: Summary...
Niche exploitation and production company
High quality assets with substantial upside
Goals:

         o Drill Bit Growth targeting Emerging Oil & Gas Resource Plays in Texas and Wyoming
         o  Maximize Shareholder Value

Slide 20:   www.abraxaspetroleum.com
Picture:    Brooks Draw, Wyoming